UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 19, 2013 (June 19, 2013)

MEMORIAL PRODUCTION PARTNERS LP

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35364	90-0726667
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1301 McKinney, Suite 2100 Houston, Texas	77010
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 588-8300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

As used in this Current Report on Form 8-K, unless we indicate otherwise:

•

“Memorial Production Partners,” “the Partnership,” “we,” “our,” “us” or like terms refer to Memorial Production Partners LP individually and collectively with its subsidiaries, as the context requires;

•	“our general partner” refers to Memorial Production Partners GP LLC, our general partner;

•	“Memorial Resource” refers collectively to Memorial Resource Development LLC and its subsidiaries other than the Partnership;

•

“the previous owners” for accounting and financial reporting purposes refers collectively to (a) certain oil and natural gas properties the Partnership acquired from Memorial Resource in April and May 2012 for periods after common control commenced through their respective acquisition dates, (b) Rise Energy Operating, LLC and its wholly-owned subsidiaries (except for Rise Energy Operating, Inc.) (“REO”) from February 3, 2009 (inception) through the date of acquisition and (c) certain oil and natural gas properties and related assets in East Texas and North Louisiana that the Partnership acquired in March 2013 (the “WHT Properties”) owned by WHT Energy Partners LLC (“WHT”), an indirect wholly-owned subsidiary of Memorial Resource, from February 2, 2009 (inception) through the date of acquisition;

•	“the Funds” refers collectively to Natural Gas Partners VIII, L.P., Natural Gas Partners IX, L.P. and NGP IX Offshore Holdings, L.P.;

•	“OLLC” refers to Memorial Production Operating LLC, our wholly-owned subsidiary through which we operate our properties;

•

“Finance Corp.” refers to Memorial Production Finance Corporation, our wholly-owned subsidiary, whose activities are limited to co-issuing our debt securities and engaging in other activities incidental thereto; and

•	“NGP” refers to Natural Gas Partners. The Funds, which are three of the private equity funds managed by NGP, collectively own 100% of Memorial Resource.

As described in our Quarterly Report on Form 10-Q for the period ended March 31, 2013 and within this Current Report on Form 8-K, we acquired all of the outstanding equity interests in WHT from operating subsidiaries of Memorial Resource for a purchase price of $200.0 million, which included $4.0 million of working capital and other customary adjustments on March 28, 2013. This acquisition was accounted for as a transaction between entities under common control at historical cost similar to a pooling of interests. The purpose of the disclosures presented in this Current Report on Form 8-K is to recast certain financial and other information of Memorial Production Partners to include the financial position and results attributable to the WHT Properties from February 2, 2009 (inception) through the date of acquisition. Items 6, 7, 7A and 8 of the Partnership’s 2012 Annual Report on Form 10-K filed with the SEC on March 5, 2013 (“2012 Form 10-K”) have been retrospectively revised to give effect to this acquisition. There have been no revisions or updates to any other sections of the 2012 Form 10-K, including “Management’s Report on Internal Control Over Financial Reporting” and the related “Report of Independent Registered Public Accounting Firm” appearing under Item 9A.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

99.1*	Recast of Items 6, 7 and 7A of Memorial Production Partners LP’s 2012 Form 10-K.

99.2*	Recast of Item 8 of Memorial Production Partners LP’s 2012 Form 10-K.

99.3	Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to Annual Report on Form 10-K (File No. 001-35364) filed on March 5, 2013).

99.4	Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 001-35364) filed on March 19, 2013).

101.CAL*	XBRL Calculation Linkbase Document

101.DEF*	XBRL Definition Linkbase Document

101.INS*	XBRL Instance Document

101.LAB*	XBRL Labels Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

101.SCH*	XBRL Schema Document

*	Filed or furnished as an exhibit to this Current Report on Form 8-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEMORIAL PRODUCTION PARTNERS LP

	By:	Memorial Production Partners GP LLC, its general partner

Date: June 19, 2013	By:	/s/ Kyle N. Roane
Kyle N. Roane
General Counsel & Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

23.1*	Consent of KPMG LLP.

23.2*	Consent of Netherland, Sewell & Associates, Inc.

99.1*	Recast of Items 6, 7 and 7A of Memorial Production Partners LP’s 2012 Form 10-K.

99.2*	Recast of Item 8 of Memorial Production Partners LP’s 2012 Form 10-K.

99.3	Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.1 to Annual Report on Form 10-K (File No. 001-35364) filed on March 5, 2013).

99.4	Report of Netherland, Sewell & Associates, Inc. (incorporated by reference to Exhibit 99.2 to Current Report on Form 8-K (File No. 001-35364) filed on March 19, 2013).

101.CAL*	XBRL Calculation Linkbase Document

101.DEF*	XBRL Definition Linkbase Document

101.INS*	XBRL Instance Document

101.LAB*	XBRL Labels Linkbase Document

101.PRE*	XBRL Presentation Linkbase Document

101.SCH*	XBRL Schema Document

*	Filed or furnished as an exhibit to this Current Report on Form 8-K.